UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material pursuant to §240.14a-12 XCEL ENERGY INC. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply): ☒ No fee required ☐ Fee paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11 Vote *** 9805-Z 7698

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V87683-P45767 XCEL ENERGY INC. 414 NICOLLET MALL MINNEAPOLIS, MN 55401 ATTN: INVESTOR RELATIONS XCEL ENERGY INC. 2026 Annual Meeting Vote by May 19, 2026 11:59 PM ET You invested in XCEL ENERGY INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 20, 2026. Vote Virtually at the Meeting* May 20, 2026 12:00 p.m. Central Time Virtually at: www.virtualshareholdermeeting.com/XEL2026 Get informed before you vote View the Annual Report and the Notice of Annual Meeting and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to May 6, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Megan Burkhart	For
1b.	Lynn Casey	For
1c.	Maria Demaree	For
1d.	Bob Frenzel	For
1e.	Netha Johnson	For
1f.	Patricia Kampling	For
1g.	George Kehl	For
1h.	Charles Pardee	For
1i.	Devin Stockfish	For
1j.	Timothy Welsh	For
2.	Approval of Xcel Energy Inc.'s executive compensation in an advisory vote (say on pay vote)	For
3.	Ratification of the appointment of Deloitte & Touche LLP as Xcel Energy Inc.'s independent registered public accounting firm for 2026	For

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